                     AMENDED SCHEDULE TO SEVERANCE AGREEMENT

                                                                   EXHIBIT 10.17

                              SEVERANCE AGREEMENTS

             OFFICER OR EXECUTIVE                               MULTIPLE
             --------------------                              ---------
             James D. Lightner                                     2.5
             Thomas W. Dyk                                         2
             Peter R. Scherer                                      2
             Bruce R. DeBoer                                       2
             Daniel G. Blanchard                                   2
             Clifford C. Drescher                                  2
             Rodney G. Mellott                                     2
             Douglas R. Harris                                     2